------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) January 29, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust
          2003-2CB, Mortgage Pass-Through Certificates, Series 2003-6).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-100418               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On January 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-6.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 22, 2002 and the Prospectus Supplement dated January 27, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-6.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

Arizona                         93           $  13,502,754.45         3.20%
California                     774           $ 166,018,478.80        39.40%
Colorado                       107           $  18,454,506.80         4.38%
Florida                        161           $  21,444,693.75         5.09%
Illinois                        68           $  10,611,258.62         2.52%
Michigan                        63           $   9,431,092.27         2.24%
New Jersey                      53           $  10,912,122.00         2.59%
New York                        97           $  20,462,639.57         4.86%
Oregon                          94           $  11,990,997.44         2.85%
Texas                          118           $  15,377,844.07         3.65%
Washington                      91           $  15,575,603.11         3.70%
xOther (less than 2%)          724           $ 107,564,587.97        25.53%
                              -------------------------------------------------
                              2443           $ 421,346,578.85       100.00%

----------
(1) The Other row in the preceding table includes 38 other states with under 2.00% concentrations individually. No more than approximately 0.388% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

720 and Above               1212           $ 205,529,418.03          48.78%
700-719                      487           $  86,599,142.34          20.55%
660-699                      394           $  69,876,432.00          16.58%
620-659                      245           $  44,635,954.53          10.59%
Below 620                    101           $  14,154,609.58           3.36%
Not Scored                     4           $     551,022.37           0.13%
                                           ------------------------------------
                                           $ 421,346,578.85         100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 714.457.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

2-4 Units                        124        $    24,052,600.43         5.71%
Condo Hotel                        3        $       362,000.00         0.09%
Hi-rise Condominium                9        $     1,338,580.06         0.32%
Low-rise Condominium             176        $    26,108,530.85         6.20%
Manufactured/Mobile Housing(1)    13        $     1,073,580.18         0.25%
Planned Unit Development         392        $    74,979,972.51        17.80%
Single Family Residence         1726        $   293,431,314.82        69.64%
                                -----------------------------------------------
                                2443        $   421,346,578.85       100.00%


(1)     Treated as Real Property.

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

        5.375                   1           $    198,700.00        0.05%
        5.500                   1           $    113,000.00        0.03%
        5.750                  35           $  6,197,299.56        1.47%
        5.875                 137           $ 25,262,255.05        6.00%
        6.000                 210           $ 41,195,612.07        9.78%
        6.125                 308           $ 52,954,157.97       12.57%
        6.250                 493           $ 83,163,033.88       19.74%
        6.375                 515           $ 90,710,935.26       21.53%
        6.500                 379           $ 64,374,018.73       15.28%
        6.625                 113           $ 19,652,523.25        4.66%
        6.750                  39           $  6,640,045.12        1.58%
        6.875                  22           $  3,797,483.60        0.90%
        7.000                   8           $  1,022,022.51        0.24%
        7.125                   7           $    945,347.75        0.22%
        7.250                  16           $  2,978,786.22        0.71%
        7.375                   7           $  1,049,530.56        0.25%
        7.500                  21           $  3,001,824.63        0.71%
        7.625                  29           $  3,839,553.47        0.91%
        7.750                  26           $  3,235,780.86        0.77%
        7.875                  25           $  3,332,794.57        0.79%
        8.000                  12           $  1,859,994.20        0.44%
        8.125                   5           $    837,489.21        0.20%
        8.250                  15           $  2,074,757.45        0.49%
        8.375                   6           $    866,575.93        0.21%
        8.500                   3           $    380,106.72        0.09%
        8.625                   3           $    413,567.63        0.10%
        8.750                   3           $    462,166.82        0.11%
        8.875                   2           $    229,594.25        0.05%
        9.125                   1           $    244,138.62        0.06%
        9.500                   1           $    313,482.96        0.07%
                             --------------------------------------------------
                             2443           $421,346,578.85      100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.373% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.392% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Cash-Out Refinance           730             $ 128,354,511.69      30.46%
Purchase                    1046             $ 177,365,456.29      42.09%
Rate/Term Refinance          667             $ 115,626,610.87      27.44%
                            ---------------------------------------------------
                            2443             $ 421,346,578.85     100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

50.00 or Less                160           $ 25,652,037.78           6.09%
50.01 to 55.00               129           $ 22,545,596.72           5.35%
55.01 to 60.00               149           $ 25,597,373.82           6.08%
60.01 to 65.00               191           $ 30,788,993.17           7.31%
65.01 to 70.00               298           $ 53,498,601.88          12.70%
70.01 to 75.00               230           $ 42,672,598.56          10.13%
75.01 to 80.00               610           $109,899,926.41          26.08%
80.01 to 85.00                47           $  8,146,624.22           1.93%
85.01 to 90.00               240           $ 37,418,523.12           8.88%
90.01 to 95.00               226           $ 41,193,143.31           9.78%
95.01 to 100.00              163           $ 23,933,159.86           5.68%
                            ---------------------------------------------------
                            2443           $421,346,578.85         100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 74.51%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Investment                   619           $  86,226,407.88         20.46%
Owner Occupied              1751           $ 323,500,026.17         76.78%
Second/Vacation Home          73           $  11,620,144.80          2.76%
                            ---------------------------------------------------
                            2443           $ 421,346,578.85        100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of     Aggregate Principal  Percent of
Loan Amount                 Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
      $0 - $ 50,000             43            $  1,793,985.85        0.43%
$ 50,001 - $100,000            459            $ 36,498,962.49        8.66%
$100,001 - $150,000            652            $ 81,713,993.52       19.39%
$150,001 - $200,000            507            $ 88,252,767.28       20.95%
$200,001 - $250,000            278            $ 62,520,053.73       14.84%
$250,001 - $300,000            227            $ 62,490,198.27       14.83%
$300,001 - $350,000            261            $ 81,635,584.29       19.37%
$350,001 - $400,000             13            $  4,887,431.40        1.16%
$400,001 - $450,000              1            $    449,552.02        0.11%
$450,001 - $500,000              1            $    499,300.00        0.12%
$600,001 - $650,000              1            $    604,750.00        0.14%
                              -------------------------------------------------
                              2443            $421,346,578.85      100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $172,471.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

        360                  1609          $ 266,754,225.06         63.31%
        359                   445          $  82,459,141.86         19.57%
        358                   127          $  28,135,641.06          6.68%
        357                    41          $   7,953,800.18          1.89%
        356                    16          $   3,225,396.02          0.77%
        355                    10          $   1,530,617.64          0.36%
        354                     7          $   1,021,163.06          0.24%
        352                     3          $     497,197.77          0.12%
        351                     3          $     355,835.71          0.08%
        350                     2          $     389,617.62          0.09%
        349                     2          $     374,204.24          0.09%
        348                     2          $     461,336.88          0.11%
        347                     1          $      99,702.19          0.02%
        346                     2          $     141,009.46          0.03%
        345                     1          $     148,446.85          0.04%
        344                     1          $     221,200.20          0.05%
        343                     2          $     166,922.97          0.04%
        340                     2          $     224,075.39          0.05%
        338                     1          $     103,706.87          0.02%
        336                     1          $      98,016.06          0.02%
        335                     1          $     267,319.66          0.06%
        300                     2          $     256,750.00          0.06%
        298                     1          $     172,490.07          0.04%
        289                     1          $     108,412.26          0.03%
        273                     1          $      91,688.24          0.02%
        240                    53          $   7,985,920.00          1.90%
        239                    18          $   3,538,716.75          0.84%
        238                     5          $   1,086,855.88          0.26%
        237                     2          $     445,306.53          0.11%
        235                     2          $     271,747.03          0.06%
        187                     1          $      45,639.62          0.01%
        175                    37          $   6,560,340.67          1.56%
        174                    30          $   4,379,178.67          1.04%
        173                     4          $     790,270.33          0.19%
        172                     1          $      50,413.00          0.01%
        171                     1          $     259,150.80          0.06%
        169                     1          $     198,472.56          0.05%
        159                     1          $     216,470.20          0.05%
        156                     1          $     174,779.47          0.04%
        142                     1          $      77,551.92          0.02%
         11                     1          $       7,848.10          0.00%
                             --------------------------------------------------
                             2443          $ 421,346,578.85        100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 350 months.

                         Remaining Amortization Term(1)

-------------------------------------------------------------------------------
Remaining                  Number of      Aggregate Principal    Percent of
Amortization Term       Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

       360                   1609          $ 266,754,225.06        63.31%
       359                    452          $  84,295,533.07        20.01%
       358                    129          $  28,299,542.21         6.72%
       357                     35          $   6,878,120.39         1.63%
       356                     14          $   2,357,727.00         0.56%
       355                     49          $   8,694,262.83         2.06%
       354                     36          $   5,056,703.73         1.20%
       353                      4          $     791,636.41         0.19%
       352                      4          $     522,366.72         0.12%
       351                      2          $     322,254.41         0.08%
       350                      2          $     389,617.62         0.09%
       349                      4          $     887,581.82         0.21%
       348                      1          $     146,431.86         0.03%
       347                      1          $      99,702.19         0.02%
       346                      3          $     289,456.31         0.07%
       344                      2          $     318,517.06         0.08%
       343                      1          $      69,606.11         0.02%
       340                      3          $     440,545.59         0.10%
       338                      1          $     103,706.87         0.02%
       337                      1          $     174,779.47         0.04%
       336                      1          $      98,016.06         0.02%
       335                      1          $     267,319.66         0.06%
       322                      1          $      77,551.92         0.02%
       300                      2          $     256,750.00         0.06%
       298                      1          $     172,490.07         0.04%
       290                      1          $     108,412.26         0.03%
       273                      1          $      91,688.24         0.02%
       240                     53          $   7,985,920.00         1.90%
       239                     18          $   3,538,716.75         0.84%
       238                      6          $   1,226,056.75         0.29%
       237                      1          $     306,105.66         0.07%
       236                      1          $     244,006.99         0.06%
       235                      1          $      27,740.04         0.01%
       191                      1          $       7,848.10         0.00%
       188                      1          $      45,639.62         0.01%
                             --------------------------------------------------
                             2443          $ 421,346,578.85       100.00%

---------------
(1) As of the cut-off date, the weighted average remaining amortization term of the mortgage loans in loan group 1 is expected to be approximately 355 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------

Arizona                           31         $   4,546,855.28      4.14%
California                       153         $  34,582,702.29     31.52%
Colorado                          33         $   6,044,515.24      5.51%
Florida                           68         $  10,035,714.98      9.15%
Georgia                           29         $   5,106,115.52      4.65%
Illinois                          55         $   8,147,066.65      7.43%
Massachusetts                     20         $   4,599,833.28      4.19%
New York                          28         $   7,520,711.27      6.85%
North Carolina                    26         $   2,843,287.38      2.59%
Oregon                            16         $   2,248,945.84      2.05%
Utah                              14         $   2,197,201.44      2.00%
Washington                        19         $   3,241,066.17      2.95%
xOther (less than 2%)            129         $  18,609,035.77     16.96%
                                 ----------------------------------------------
                                 621         $ 109,723,051.11    100.00%

-------------
(1) The Other row in the preceding table includes 24 other states with under 2.00% concentration individually. No more than approximately 0.691% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

720 and Above               178             $  32,203,346.63         29.35%
700-719                      79             $  14,014,156.87         12.77%
660-699                     198             $  33,876,849.14         30.87%
620-659                     142             $  25,433,266.86         23.18%
Below 620                    22             $   3,684,579.28          3.36%
Not Scored                    2             $     510,852.33          0.47%
                            ---------------------------------------------------
                            621             $ 109,723,051.11        100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 690.375.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

2-4 Units                         94         $  18,201,953.76        16.59%
Hi-rise Condominium                4         $     526,628.03         0.48%
Low-rise Condominium              56         $   8,520,502.43         7.77%
Manufactured/Mobile Housing       32         $   3,340,354.11         3.04%
Planned Unit Development          97         $  18,368,133.85        16.74%
Single Family Residence          338         $  60,765,478.93        55.38%
                                 ----------------------------------------------
                                 621         $ 109,723,051.11       100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

        5.875                   1           $    313,657.55          0.29%
        6.125                   1           $    254,252.66          0.23%
        6.250                   3           $    832,885.99          0.76%
        6.375                   5           $  1,184,813.06          1.08%
        6.500                  12           $  2,526,555.58          2.30%
        6.625                  20           $  4,574,526.51          4.17%
        6.750                  30           $  6,113,569.98          5.57%
        6.875                  46           $  8,014,637.62          7.30%
        7.000                  44           $  7,419,356.29          6.76%
        7.125                  21           $  4,252,814.82          3.88%
        7.250                  62           $ 11,664,591.64         10.63%
        7.375                  40           $  6,853,625.01          6.25%
        7.500                  67           $ 10,629,003.31          9.69%
        7.625                  47           $  8,174,164.06          7.45%
        7.750                  50           $  7,551,584.15          6.88%
        7.875                  51           $  8,989,749.44          8.19%
        8.000                  23           $  3,931,593.73          3.58%
        8.125                  25           $  4,597,410.23          4.19%
        8.250                  31           $  5,614,373.60          5.12%
        8.375                  19           $  2,766,422.48          2.52%
        8.500                   8           $  1,244,317.56          1.13%
        8.625                   5           $    669,585.70          0.61%
        8.750                   4           $    744,927.05          0.68%
        8.875                   4           $    477,453.66          0.44%
        9.000                   1           $    137,538.38          0.13%
        9.750                   1           $    189,641.05          0.17%
                              -------------------------------------------------
                              621           $109,723,051.11        100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be appropriately 7.441% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.482% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance            211           $  39,730,247.87         36.21%
Purchase                      319           $  52,864,231.38         48.18%
Rate/Term Refinance            91           $  17,128,571.86         15.61%
                              -------------------------------------------------
                              621           $ 109,723,051.11        100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

50.00 or Less                 15           $   2,671,603.48         2.43%
50.01 to 55.00                 2           $     361,129.03         0.33%
55.01 to 60.00                11           $   2,008,383.82         1.83%
60.01 to 65.00                16           $   2,943,850.57         2.68%
65.01 to 70.00                30           $   4,910,124.11         4.48%
70.01 to 75.00                48           $   9,117,604.67         8.31%
75.01 to 80.00               291           $  52,826,075.16        48.14%
80.01 to 85.00                34           $   5,917,228.49         5.39%
85.01 to 90.00                64           $  11,300,626.29        10.30%
90.01 to 95.00                70           $  11,245,903.08        10.25%
95.01 to 100.00               40           $   6,420,522.41         5.85%
                             --------------------------------------------------
                             621           $ 109,723,051.11       100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 80.89%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------

Investment                 126             $ 19,619,705.00          17.88%
Owner Occupied             488             $ 89,044,122.33          81.15%
Second/Vacation Home         7             $  1,059,223.78           0.97%
                           ----------------------------------------------------
                           621             $109,723,051.11         100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amounts               Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

      $0 -  $ 50,000              15         $     577,376.03          0.53%
$ 50,001 -  $100,000             108         $   8,464,505.38          7.71%
$100,001 -  $150,000             164         $  20,929,641.28         19.07%
$150,001 -  $200,000             117         $  20,563,447.30         18.74%
$200,001 -  $250,000              71         $  15,804,095.50         14.40%
$250,001 -  $300,000              60         $  16,530,044.82         15.07%
$300,001 -  $350,000              86         $  26,853,940.80         24.47%
                                 ----------------------------------------------
                                 621         $ 109,723,051.11        100.00%

------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $176,688.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms           Number of        Aggregate Principal     Percent of
to Maturity (months)   Mortgage Loans      Balance Outstanding     Loan Group 2
--------------------------------------------------------------------------------

     359                     1             $     314,515.24            0.29%
     358                    42             $   8,861,475.57            8.08%
     357                   213             $  38,700,542.15           35.27%
     356                   109             $  19,823,660.54           18.07%
     355                    29             $   4,970,853.99            4.53%
     354                    11             $   1,654,501.43            1.51%
     353                     5             $     575,064.68            0.52%
     352                     4             $     888,957.99            0.81%
     351                     1             $     294,759.98            0.27%
     348                     2             $     349,156.93            0.32%
     346                     2             $     320,643.02            0.29%
     344                     1             $     158,026.86            0.14%
     340                     1             $     109,955.20            0.10%
     337                     1             $      76,992.98            0.07%
     326                     1             $      75,607.70            0.07%
     300                     1             $     105,478.06            0.10%
     178                     6             $   1,162,313.68            1.06%
     177                    54             $   9,030,188.63            8.23%
     176                    57             $   9,507,798.99            8.67%
     175                    34             $   5,769,781.01            5.26%
     174                     6             $     974,264.10            0.89%
     173                     1             $     152,751.15            0.14%
     171                    18             $   2,784,524.92            2.54%
     170                     8             $   1,358,821.45            1.24%
     169                     1             $     176,601.42            0.16%
     168                     1             $      26,008.92            0.02%
     167                     2             $     113,910.06            0.10%
     166                     1             $     304,572.35            0.28%
     165                     2             $     287,349.38            0.26%
     164                     2             $     319,871.13            0.29%
     162                     1             $     197,381.52            0.18%
     161                     1             $      64,582.30            0.06%
     160                     1             $      90,513.02            0.08%
     154                     1             $     121,624.76            0.11%
                           ----------------------------------------------------
                           621             $ 109,723,051.11          100.00%

------------------

(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 303 months.

                         Remaining Amortization Term(1)

-------------------------------------------------------------------------------
Remaining                  Number of      Aggregate Principal    Percent of
Amortization Term       Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

      359                     1            $     314,515.24         0.29%
      358                    48            $  10,023,789.25         9.14%
      357                   269            $  48,098,054.62        43.84%
      356                   164            $  28,964,135.69        26.40%
      355                    63            $  10,740,635.00         9.79%
      354                    17            $   2,628,765.53         2.40%
      353                     6            $     727,815.83         0.66%
      352                     4            $     888,957.99         0.81%
      351                    23            $   3,830,915.03         3.49%
      350                     4            $     607,191.32         0.55%
      349                     1            $     176,601.42         0.16%
      348                     4            $     399,691.97         0.36%
      347                     1            $      89,383.94         0.08%
      346                     4            $     723,951.61         0.66%
      345                     3            $     508,484.27         0.46%
      344                     1            $     158,026.86         0.14%
      342                     2            $     261,963.82         0.24%
      340                     2            $     200,468.22         0.18%
      337                     1            $      76,992.98         0.07%
      335                     1            $     121,624.76         0.11%
      326                     1            $      75,607.70         0.07%
      300                     1            $     105,478.06         0.10%
                            ---------------------------------------------------
                            621            $ 109,723,051.11       100.00%



---------------
(1) As of the cut-off date, the weighted average remaining amortization term of the mortgage loans in loan group 2 is expected to be approximately 356 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  February 14, 2003



                                        5